UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09141

Eaton Vance Municipal Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

November 30

Date of Fiscal Year End

November 30, 2015

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Municipal Income Trust (EVN)

Annual Report

November 30, 2015

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report November 30, 2015

Eaton Vance

Municipal Income Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Report of Independent Registered Public Accounting Firm	23

Federal Tax Information	24

Dividend Reinvestment Plan	25

Management and Organization	27

Important Notices	30

Eaton Vance

Municipal Income Trust

November 30, 2015

Management’s Discussion of Fund Performance1

Economic and Market Conditions

As the fiscal year began on December 1, 2014, municipal bonds were at the tail end of a rally that continued into the first two months of the period ended November 30, 2015. U.S. 10-year Treasury and municipal rates hit their low for the period around the end of January 2015.

From February through June, municipal returns turned negative as a flood of new issuance, along with modest outflows from municipal mutual funds, put downward pressure on bond prices. Beginning in July 2015, however, municipal returns turned positive again and remained positive through the end of the fiscal year. For the period as a whole, municipal bond prices generally ended close to where they began, with total return derived primarily from interest income.

Going into the period, investors anticipated rising interest rates, driven by what was expected to be the Federal Reserve Board’s (the Fed’s) first rate hike since 2006. But strong worldwide demand for U.S. Treasuries, fueled by concern about declining growth in the Eurozone, Japan and China, pushed Treasury rates down in the early months of the period, with municipal rates following.

Beginning in February 2015, however, rates in the short end of the yield curve began to creep upward, as investors believed the Fed was getting closer to a rate hike. Then in August 2015, China surprised the markets by devaluing its currency. Commodity prices continued to fall, as they had for most of the period, and the Fed decided not to take action at its September meeting. Against this backdrop, many asset classes experienced dramatic volatility in the closing months of the period. But the municipal market, which had low exposure to emerging markets and commodities, remained stable, continuing its steady rally. Even in the last month of the period, as expectations increased for a Fed rate hike in December, the municipal market overall delivered positive returns.

For the one-year period as a whole, the municipal yield curve flattened. For AAA-rated7 issues, interest rates rose modestly in the one- to six-year part of the curve, while rates were unchanged or declined slightly across the seven- to 30-year part of the curve.

Fund Performance

For the fiscal year ended November 30, 2015, Eaton Vance Municipal Income Trust (the Fund) shares at net asset value (NAV) had a total return of 7.60%, outperforming the 4.44% return of the Barclays Long (22+) Year Municipal Bond Index (the Index).2

The Fund’s overall strategy is to invest primarily in investment grade bonds. Management may hedge to various degrees against the greater potential risk of volatility caused by the use of leverage and by investing in bonds at the long end of the yield curve by using Treasury futures. As a risk management tactic within the Fund’s overall strategy, interest rate hedging is intended to moderate performance on both the upside and the downside of the market.

In managing the Fund, management employs leverage through Residual Interest Bond (RIB) financing and Auction Preferred Shares (APS)6 to seek to enhance the Fund’s tax-exempt income. The use of leverage has the effect of achieving additional exposure to the municipal market, and thus magnifying the Fund’s exposure to its underlying investments in both up and down market environments. During this period of positive performance by municipal bonds, the additional income derived from the use of leverage was the largest single contributor to Fund performance versus the Index, which does not employ leverage.

Additional contributors to Fund performance versus the Index during the period included an overweight and security selection in the hospitals and health care sector, an overweight in bonds rated BBB and below, and an overweight and security selection in zero coupon bonds, which were the strongest-performing coupon structure in the Index during the one-year period.

In contrast, security selection in the transportation sector, which was the best-performing sector in the Index during the period, detracted from Fund performance relative to the Index, as did an overweight and security selection in floating-rate notes.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Municipal Income Trust

November 30, 2015

Performance2,3

Portfolio Manager Cynthia J. Clemson

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	01/29/1999	7.60%	11.55%	6.48%
Fund at Market Price	—	7.42	10.44	6.42
Barclays Long (22+) Year Municipal Bond Index	—	4.44%	6.70%	5.19%

% Premium/Discount to NAV[4]
				+2.84%

Distributions[5]
Total Distributions per share for the period				$0.892
Distribution Rate at NAV				6.53%
Taxable-Equivalent Distribution Rate at NAV				11.54%
Distribution Rate at Market Price				6.35%
Taxable-Equivalent Distribution Rate at Market Price				11.22%

% Total Leverage[6]
Auction Preferred Shares (APS)				20.63%
Residual Interest Bond (RIB) Financing				26.26

Fund Profile

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and includes management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Municipal Income Trust

November 30, 2015

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

Barclays Long (22+) Year Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as tax-exempt income, qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. As portfolio and market conditions change, the rate of distributions paid by the Fund could change. Taxable-equivalent performance is based on the highest combined federal and state income tax rates, where applicable. Lower tax rates would result in lower tax-equivalent performance. Actual tax rates will vary depending on your income, exemptions and deductions. Rates do not include local taxes.

[6]

Fund employs RIB financing and/or APS leverage. The leverage created by RIB investments and APS provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater price volatility). The cost of leverage rises and falls with changes in short-term interest rates. See “Floating Rate Notes Issued in Conjunction with Securities Held” in the notes to the financial statements for more information about RIB financing. RIB leverage represents the amount of Floating Rate Notes outstanding at period end as a percentage of Fund net assets applicable to common shares plus APS and Floating Rate Notes. APS leverage represents the liquidation value of the Fund’s APS outstanding at period end as a percentage of Fund net assets applicable to common shares plus APS and Floating Rate Notes. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]

Ratings are based on Moody’s, S&P or Fitch, as applicable. If securities are rated differently by the ratings agencies, the higher rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Fitch (Baa or higher by Moody’s) are considered to be investment- grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

[8]	The chart includes the municipal bonds held by a trust that issues residual interest bonds, consistent with the Portfolio of Investments.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective July 31, 2015, the Trust is managed by Cynthia J. Clemson.

4

Eaton Vance

Municipal Income Trust

November 30, 2015

Portfolio of Investments

Tax-Exempt Municipal Securities — 179.6%

Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.1%
Northampton County, PA, Industrial Development Authority, (Northampton Generating), 5.00%, 12/31/23(1)	$252	$229,781

		$229,781

Education — 9.8%
Massachusetts Development Finance Agency, (Boston University), 6.00%, 5/15/59	$5,580	$6,972,210
Massachusetts Health and Educational Facilities Authority, (Harvard University), 5.00%, 10/1/38(2)	2,490	2,674,758
New York Dormitory Authority, (Columbia University), 5.00%, 10/1/45	3,250	4,407,390
New York Dormitory Authority, (Cornell University), 5.00%, 7/1/39(2)	10,500	11,847,150
New York Dormitory Authority, (The New School), 5.75%, 7/1/50	4,000	4,563,640

		$30,465,148

Electric Utilities — 4.8%
Apache County, AZ, Industrial Development Authority, (Tucson Electric Power Co.), 4.50%, 3/1/30	$1,685	$1,800,776
Florida Municipal Power Agency, 5.00%, 10/1/31	1,000	1,159,980
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	2,540	2,879,827
Indiana Financing Authority, (Duke Energy Indiana, Inc.), 6.00%, 8/1/39	1,000	1,146,260
South Carolina Public Service Authority, 5.50%, 12/1/54	7,000	7,933,870

		$14,920,713

Escrowed / Prerefunded — 0.5%
St. Paul, MN, Housing and Redevelopment Authority, (HealthPartners Obligated Group), Prerefunded to 11/15/16, 5.25%, 5/15/36	$1,500	$1,569,180

		$1,569,180

General Obligations — 14.7%
Frisco, TX, Independent School District, (PSF Guaranteed), 5.00%, 8/15/37(2)	$9,000	$10,494,450
Illinois, 5.00%, 5/1/33	5,000	5,255,700
Klein, TX, Independent School District, (PSF Guaranteed), 5.00%, 2/1/36(2)	3,250	3,744,390
Leander, TX, Independent School District, 0.00%, 8/15/39	19,850	7,006,852
New York, 5.00%, 2/15/34(2)	2,500	2,890,075
Port of Houston Authority of Harris County, TX, (AMT), 5.625%, 10/1/38(2)	2,340	2,585,138

Security	Principal Amount (000’s omitted)	Value

General Obligations (continued)
Wylie Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/36	$9,250	$4,216,335
Wylie Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/37	7,500	3,258,675
Wylie Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/38	8,500	3,534,385
Wylie Independent School District, TX, (PSF Guaranteed), 0.00%, 8/15/39	6,035	2,396,257

		$45,382,257

Health Care – Miscellaneous — 0.0%(3)
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.00%, 12/1/36(4)	$17	$17,367
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 6.25%, 12/1/36(4)	46	46,555
Tax Revenue Exempt Securities Trust, Community Health Provider, (Pooled Loan Program Various States Trust Certificates), 7.20%, 12/1/36(4)	17	17,394

		$81,316

Hospital — 23.7%
California Health Facilities Financing Authority, (Providence Health System), 5.50%, 10/1/39(2)(5)	$10,000	$11,365,300
California Health Facilities Financing Authority, (St. Joseph Health System), 5.00%, 7/1/37	440	502,828
California Health Facilities Financing Authority, (Sutter Health Obligation Group), 5.00%, 8/15/52(2)(5)	10,000	11,005,200
California Statewide Communities Development Authority, (John Muir Health), 5.00%, 8/15/34	3,255	3,349,688
Camden County Improvement Authority, NJ, (Cooper Health System), 5.75%, 2/15/42	1,335	1,512,555
Hawaii Department of Budget and Finance, (Hawaii Pacific Health Obligated Group), 5.50%, 7/1/40	1,870	2,074,784
Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	3,280	3,954,630
Massachusetts Development Finance Agency, (Children’s Hospital), 5.00%, 10/1/46(2)(5)	10,000	11,331,200
Massachusetts Development Finance Agency, (Tufts Medical Center), 6.75%, 1/1/36	1,535	1,806,587
Monroe County, PA, Hospital Authority, (Pocono Medical Center), 5.25%, 1/1/43	2,715	2,806,604
New York Dormitory Authority, (Orange Regional Medical Center), 6.125%, 12/1/29	1,465	1,599,707
New York Dormitory Authority, (Orange Regional Medical Center), 6.25%, 12/1/37	2,930	3,194,462

5	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Hospital (continued)
North Carolina Medical Care Commission, (North Carolina Baptist Hospital), 5.25%, 6/1/29(2)(5)	$11,400	$12,820,326
Onondaga Civic Development Corp., NY, (St. Joseph’s Hospital Health Center), 5.00%, 7/1/42	1,675	1,736,707
South Lake County Hospital District, FL, (South Lake Hospital), 6.25%, 4/1/39	1,570	1,775,010
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.00%, 12/1/43	785	798,667
Southeastern Ohio Port Authority, (Memorial Health System Obligated Group), 5.50%, 12/1/43	670	716,076
West Virginia Hospital Finance Authority, (West Virginia United Health System Obligated Group), 5.375%, 6/1/38	1,000	1,124,540

		$73,474,871

Housing — 1.9%
Centerline Equity Issuer Trust, TN, 6.00%, 10/31/52(4)	$4,000	$4,506,280
New Hope Cultural Education Facilities Finance Corp., TX, (CHF-Collegiate Housing Stephenville III, LLC - Tarleton State University), 5.00%, 4/1/47	555	573,448
Texas Student Housing Corp., (University of Northern Texas), 6.75%, 7/1/16	755	754,796
Texas Student Housing Corp., (University of Northern Texas), 6.85%, 7/1/31	180	175,700

		$6,010,224

Industrial Development Revenue — 7.0%
Clayton County Development Authority, GA, (Delta Air Lines, Inc.), 8.75%, 6/1/29	$400	$489,772
Denver City and County, CO, (United Airlines), (AMT), 5.75%, 10/1/32	1,370	1,423,882
Essex County Improvement Authority, NJ, (Covanta), (AMT), 5.25%, 7/1/45(4)	4,390	4,522,710
Luzerne County, PA, Industrial Development Authority, (Pennsylvania-American Water Co.), 5.50%, 12/1/39	1,600	1,759,968
Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 5.125% to 8/1/25 (Put Date), 8/1/35(4)	1,075	1,076,956
Maine Finance Authority, (Casella Waste Systems, Inc.), (AMT), 6.25% to 2/1/17 (Put Date), 1/1/25(4)	1,660	1,707,410
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 5.25%, 9/15/29	4,680	5,112,385
New Jersey Economic Development Authority, (Continental Airlines), Series 2000A, (AMT), 5.625%, 11/15/30	1,005	1,128,404
New Jersey Economic Development Authority, (Continental Airlines), Series 2000B, (AMT), 5.625%, 11/15/30	1,715	1,925,585
Pennsylvania Economic Development Financing Authority, (PPL Energy Supply, LLC), 6.40%, 12/1/38	2,430	2,541,221

		$21,688,293

Security	Principal Amount (000’s omitted)	Value

Insured – Electric Utilities — 0.7%
Puerto Rico Electric Power Authority, (AGM), 0.738%, 7/1/29(6)	$3,000	$2,153,070

		$2,153,070

Insured – General Obligations — 1.1%
Arcadia, CA, Unified School District, (Election of 2006), (AGM), 0.00%, 8/1/38	$10,000	$3,364,100

		$3,364,100

Insured – Hospital — 6.4%
Indiana Health and Educational Facility Finance Authority, (Sisters of St. Francis Health Services), (AGM), 5.25%, 5/15/41(2)	$3,250	$3,438,857
Iowa Finance Authority, Health Facilities, (Iowa Health System), (AGC), 5.625%, 8/15/37	2,625	2,951,681
Maryland Health and Higher Educational Facilities Authority, (LifeBridge Health), (AGC), 4.75%, 7/1/47(2)	2,500	2,561,875
New Jersey Health Care Facilities Financing Authority, (Meridian Health System), Series I, (AGC), 5.00%, 7/1/38(2)	9,510	10,052,639
New Jersey Health Care Facilities Financing Authority, (Meridian Health System), Series V, (AGC), 5.00%, 7/1/38(2)	700	739,942

		$19,744,994

Insured – Lease Revenue / Certificates of Participation — 1.1%
San Diego County, CA, Water Authority, Certificates of Participation, (AGM), 5.00%, 5/1/38(2)	$3,000	$3,261,030

		$3,261,030

Insured – Other Revenue — 0.6%
Harris County-Houston Sports Authority, TX, (AGM), (NPFG), 0.00%, 11/15/34	$4,210	$1,828,824

		$1,828,824

Insured – Special Tax Revenue — 7.6%
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 0.00%, 10/1/37	$31,900	$12,807,850
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/43	29,510	4,993,387
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/45	10,510	1,564,098
Puerto Rico Sales Tax Financing Corp., (NPFG), 0.00%, 8/1/46	30,000	4,186,800

		$23,552,135

6	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Insured – Student Loan — 2.2%
Maine Educational Loan Authority, (AGC), 5.625%, 12/1/27	$1,880	$2,062,435
Massachusetts Educational Financing Authority, (AGC), (AMT), 6.35%, 1/1/30	390	410,249
Massachusetts Educational Financing Authority, (AMBAC), (AMT), 4.70%, 1/1/33	2,600	2,622,360
New Jersey Higher Education Student Assistance Authority, (AGC), (AMT), 6.125%, 6/1/30	1,570	1,690,592

		$6,785,636

Insured – Transportation — 15.0%
Alameda Corridor Transportation Authority, CA, (NPFG), 0.00%, 10/1/33	$12,425	$6,125,276
Chicago, IL, (O’Hare International Airport), (AGM), 5.50%, 1/1/43	935	1,058,317
Clark County, NV, (Las Vegas-McCarran International Airport), (AGM), 5.25%, 7/1/39	3,850	4,311,192
Miami-Dade County, FL, (Miami International Airport), (AGM), (AMT), 5.25%, 10/1/41	1,990	2,156,643
North Carolina Turnpike Authority, (AGC), 0.00%, 1/1/34	15,000	7,439,550
Ohio, (Portsmouth Gateway Group, LLC), (AGM), (AMT), 5.00%, 12/31/39	1,200	1,322,832
Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41	9,820	9,683,502
Puerto Rico Highway and Transportation Authority, (AGM), 5.50%, 7/1/31	2,370	2,443,897
San Jose, CA, Airport, (AGM), (AMBAC), (BHAC), (AMT), 5.00%, 3/1/37	2,425	2,527,432
San Jose, CA, Airport, (AMBAC), (AMT), 5.50%, 3/1/32	8,805	9,249,388

		$46,318,029

Insured – Water and Sewer — 12.0%
DeKalb, GA, Water and Sewer, (AGM), 5.00%, 10/1/35(2)(5)	$17,985	$21,090,830
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/34	6,000	2,116,980
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/35	6,680	2,208,208
Jefferson County, AL, Sewer Revenue, (AGM), 0.00%, 10/1/36	7,000	2,159,710
Jefferson County, AL, Sewer Revenue, (AGM), 5.00%, 10/1/44	3,750	4,078,762
Puerto Rico Aqueduct and Sewer Authority, (AGC), 5.00%, 7/1/28	3,640	3,642,038
Puerto Rico Aqueduct and Sewer Authority, (AGC), 5.125%, 7/1/47	2,000	1,924,300

		$37,220,828

Security	Principal Amount (000’s omitted)	Value

Lease Revenue / Certificates of Participation — 3.0%
Hudson Yards Infrastructure Corp., NY, 5.75%, 2/15/47	$2,135	$2,438,511
Mohave County, AZ, Industrial Development Authority, (Mohave Prison LLC), 8.00%, 5/1/25	4,400	4,868,864
New Jersey Health Care Facilities Financing Authority, (Hospital Asset Transformation Program), 5.75%, 10/1/31	1,735	1,917,210

		$9,224,585

Other Revenue — 4.0%
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 6.00%, 7/15/30	$785	$888,895
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 6.25%, 7/15/40	880	999,856
Brooklyn Arena Local Development Corp., NY, (Barclays Center), 6.375%, 7/15/43	480	547,982
Central Falls Detention Facility Corp., RI, 7.25%, 7/15/35(7)	1,925	479,595
Mohegan Tribe of Indians Gaming Authority, CT, (Public Improvements), 6.25%, 1/1/21(4)	1,500	1,507,350
New Mexico Municipal Energy Acquisition Authority, (SPA: Royal Bank of Canada), 0.879%, Variable to 8/1/19 (Put Date), 11/1/39(6)	1,000	994,050
Otero County, NM, Jail Project Revenue, 5.75%, 4/1/18	165	165,277
Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	5,000	5,601,550
White Earth Band of Chippewa Indians, MN, 6.375%, 12/1/26(4)	1,155	1,186,832

		$12,371,387

Senior Living / Life Care — 6.2%
Douglas County, NE, Hospital Authority No. 2, (Immanuel Obligated Group), 5.50%, 1/1/30	$535	$587,248
Douglas County, NE, Hospital Authority No. 2, (Immanuel Obligated Group), 5.625%, 1/1/40	1,075	1,175,158
Logan County, CO, (TLC Care Choices, Inc.), 6.875%, 12/1/23(7)	3,109	759,788
Multnomah County, OR, Hospital Facilities Authority, (Mirabella at South Waterfront), 5.40%, 10/1/44	1,480	1,621,325
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.25%, 6/1/39	740	879,963
Palm Beach County Health Facilities Authority, FL, (Sinai Residences of Boca Raton), 7.50%, 6/1/49	3,650	4,368,758
Savannah, GA, Economic Development Authority, (Marshes Skidaway), 7.125%, 1/1/38	4,960	5,694,576
Tarrant County, TX, Cultural Education Facilities Finance Corp., (Trinity Terrace), 5.00%, 10/1/49	2,500	2,649,200
Tempe, AZ, Industrial Development Authority, (Friendship Village of Tempe), 6.00%, 12/1/32	335	362,457

7	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2015

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Senior Living / Life Care (continued)
Tempe, AZ, Industrial Development Authority, (Friendship Village of Tempe), 6.25%, 12/1/42	$985	$1,067,799

		$19,166,272

Special Tax Revenue — 15.7%
New River Community Development District, FL, (Capital Improvements), 5.00%, 5/1/13(8)	$90	$0
New River Community Development District, FL, (Capital Improvements), 5.35%, 5/1/38(8)	35	0
New River Community Development District, FL, (Capital Improvements), Series 2010A-2, 5.75%, 5/1/38	160	158,403
New River Community Development District, FL, (Capital Improvements), Series 2010B-2, 5.00%, 5/1/18	130	128,326
New York Dormitory Authority, Personal Income Tax Revenue, 5.00%, 3/15/34(2)(5)	10,000	11,677,100
New York, NY, Transitional Finance Authority, Future Tax Revenue, 5.00%, 8/1/39(2)(5)	12,400	14,254,792
New York, NY, Transitional Finance Authority, Future Tax Revenue, 5.50%, 11/1/35	1,500	1,767,990
New York, NY, Transitional Finance Authority, Future Tax Revenue, 5.50%, 11/1/35(2)(5)	5,000	5,893,300
Southern Hills Plantation I Community Development District, FL, Series A1, 5.80%, 5/1/35	263	257,394
Southern Hills Plantation I Community Development District, FL, Series A2, 5.80%, 5/1/35	190	169,484
Sterling Hill Community Development District, FL, 6.20%, 5/1/35(7)	580	405,948
Texas Transportation Commission, 5.00%, 4/1/33(2)(5)	10,000	11,698,100
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	1,780	2,006,380

		$48,417,217

Transportation — 34.0%
Central Texas Regional Mobility Authority, 5.00%, 1/1/40	$1,395	$1,527,218
Central Texas Regional Mobility Authority, 5.75%, 1/1/31	435	494,765
Chicago, IL, Midway International Airport, (AMT), 5.00%, 1/1/41	9,200	9,895,796
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/30	1,030	1,204,121
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), 5.25%, 11/1/31	1,735	2,022,941
Dallas and Fort Worth, TX, (Dallas/Fort Worth International Airport), (AMT), 5.00%, 11/1/38	3,200	3,442,080
Los Angeles Department of Airports, CA, (Los Angeles International Airport), (AMT), 5.375%, 5/15/33	1,000	1,085,130
Memphis-Shelby County, TN, Airport Authority, (AMT), 5.75%, 7/1/24	400	456,832

Security	Principal Amount (000’s omitted)	Value

Transportation (continued)
Miami-Dade County, FL, (Miami International Airport), 5.50%, 10/1/36	$3,715	$4,208,538
New Jersey Transportation Trust Fund Authority, (Transportation Program), 1.21%, Variable to 12/15/21 (Put Date), 6/15/34(6)	7,250	7,026,700
New Jersey Turnpike Authority, 5.00%, 1/1/38	3,095	3,436,966
New York Liberty Development Corp., (1 World Trade Center Port Authority Construction), 5.00%, 12/15/41(2)	7,880	8,869,964
North Texas Tollway Authority, Prerefunded to 1/1/18, 5.75%, 1/1/38	1,515	1,666,667
Pennsylvania Economic Development Financing Authority, (Amtrak), (AMT), 5.00%, 11/1/41	3,910	4,200,396
Pennsylvania Turnpike Commission, 5.375%, (0.00% until 12/1/17), 12/1/38	2,500	2,845,650
Philadelphia, PA, Airport Revenue, (AMT), 5.00%, 6/15/27	5,370	6,020,146
Port Authority of New York and New Jersey, (AMT), 4.00%, 9/1/33(2)	7,200	7,447,104
Port Authority of New York and New Jersey, (AMT), 4.50%, 4/1/37(2)	8,500	9,038,560
Port Authority of New York and New Jersey, (AMT), 5.75%, 3/15/35(2)	7,290	7,939,247
San Joaquin Hills, CA, Transportation Corridor Agency, 5.00%, 1/15/50	7,500	8,050,500
Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	1,885	2,266,430
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	1,725	2,025,340
Triborough Bridge and Tunnel Authority, NY, 5.00%, 11/15/37(2)(5)	9,300	10,116,168

		$105,287,259

Water and Sewer — 7.5%
Atlanta, GA, Water and Wastewater, 5.00%, 11/1/40(2)	$10,000	$11,436,100
Detroit, MI, Sewage Disposal System, 5.25%, 7/1/39	1,860	2,028,219
Detroit, MI, Water Supply System, 5.25%, 7/1/41	4,730	5,096,764
Michigan Finance Authority, (Detroit Water and Sewerage Department), 5.00%, 7/1/34	4,130	4,502,691

		$23,063,774

Total Tax-Exempt Municipal Securities — 179.6% (identified cost $511,932,720)		$555,580,923

8	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2015

Portfolio of Investments — continued

Taxable Municipal Securities — 5.0%

Security	Principal Amount (000’s omitted)	Value

Cogeneration — 0.0%(3)
Northampton County, PA, Industrial Development Authority, (Northampton Generating), 5.00%, 12/31/23(1)	$5	$4,728

		$4,728

General Obligations — 2.6%
Atlantic City, NJ, 7.50%, 3/1/40	$5,000	$5,126,850
Chicago, IL, 7.75%, 1/1/42	2,885	3,066,236

		$8,193,086

Hospital — 2.1%
California Statewide Communities Development Authority, (Loma Linda University Medical Center), 6.00%, 12/1/24	$6,000	$6,419,460

		$6,419,460

Insured – Transportation — 0.3%
Alameda Corridor Transportation Authority, CA, (AMBAC), 0.00%, 10/1/32	$1,285	$457,884
Alameda Corridor Transportation Authority, CA, (AMBAC), 0.00%, 10/1/33	1,000	331,510

		$789,394

Total Taxable Municipal Securities — 5.0% (identified cost $14,552,213)		$15,406,668

Corporate Bonds & Notes — 0.3%

Security	Principal Amount (000’s omitted)	Value

Hospital — 0.3%
Texas Health Resources, 4.33%, 11/15/55	$1,000	$965,674

Total Corporate Bonds & Notes — 0.3% (identified cost $1,000,000)		$965,674

Institutional MuniFund Term Preferred Shares — 0.9%

Security	Shares	Value

Nuveen Texas Quality Income Municipal Fund, (AMT), 0.92%, 11/1/18(4)(9)	600	$3,012,690

Total Institutional MuniFund Term Preferred Shares — 0.9% (identified cost $3,000,000)		$3,012,690

Total Investments — 185.8% (identified cost $530,484,933)		$574,965,955

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (38.8)%		$(120,152,484)

Other Assets, Less Liabilities — (47.0)%		$(145,459,056)

Net Assets Applicable to Common Shares — 100.0%		$309,354,415

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at November 30, 2015, 25.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution or financial guaranty assurance agency ranged from 0.4% to 10.4% of total investments.

At November 30, 2015, the concentration of the Trust’s investments in the various states, determined as a percentage of total investments, is as follows:

New York	19.5%
Texas	12.8%
California	11.7%
Others, representing less than 10% individually	56.0%

(1)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(2)	Security represents the municipal bond held by a trust that issues residual interest bonds (see Note 1H).

(3)	Amount is less than 0.05%.

(4)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At November 30, 2015, the aggregate value of these securities is $17,601,544 or 5.7% of the Trust’s net assets applicable to common shares.

(5)	Security (or a portion thereof) has been pledged as collateral for residual interest bond transactions. The aggregate value of such collateral is $42,017,316.

(6)	Variable rate security. The stated interest rate represents the rate in effect at November 30, 2015.

(7)	Security is in default and making only partial interest payments.

(8)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal.

9	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2015

Portfolio of Investments — continued

(9)	Variable rate security. The stated dividend rate represents the rate in effect at November 30, 2015. Maturity date represents the mandatory redemption date. Each share represents $5,000 par value.

Abbreviations:

AGC	–	Assured Guaranty Corp.
AGM	–	Assured Guaranty Municipal Corp.
AMBAC	–	AMBAC Financial Group, Inc.
AMT	–	Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	–	Berkshire Hathaway Assurance Corp.
CIFG	–	CIFG Assurance North America, Inc.
NPFG	–	National Public Finance Guaranty Corp.
PSF	–	Permanent School Fund
SPA	–	Standby Bond Purchase Agreement

10	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2015

Statement of Assets and Liabilities

Assets	November 30, 2015
Investments, at value (identified cost, $530,484,933)	$574,965,955
Cash	3,336,092
Interest receivable	7,114,972
Receivable for investments sold	1,217,778
Deferred debt issuance costs	33,507
Total assets	$586,668,304

Liabilities
Payable for floating rate notes issued	$152,920,000
Payable for investments purchased	3,495,472
Payable to affiliates:
Investment adviser fee	236,488
Administration fee	77,537
Trustees’ fees	4,363
Interest expense and fees payable	259,730
Accrued expenses	167,815
Total liabilities	$157,161,405
Auction preferred shares at liquidation value plus cumulative unpaid dividends	$120,152,484
Net assets applicable to common shares	$309,354,415

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized	$237,597
Additional paid-in capital	309,523,093
Accumulated net realized loss	(44,733,834)
Accumulated distributions in excess of net investment income	(153,463)
Net unrealized appreciation	44,481,022
Net assets applicable to common shares	$309,354,415

Auction Preferred Shares Issued and Outstanding (Liquidation preference of $25,000 per share)	4,806

Common Shares Outstanding	23,759,672

Net Asset Value Per Common Share
Net assets applicable to common shares ÷ common shares issued and outstanding	$13.02

11	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2015

Statement of Operations

Investment Income	Year Ended November 30, 2015
Interest	$26,444,857
Dividends	18,216
Total investment income	$26,463,073

Expenses
Investment adviser fee	$2,920,777
Administration fee	947,842
Trustees’ fees and expenses	25,818
Custodian fee	130,257
Transfer and dividend disbursing agent fees	19,168
Legal and accounting services	106,989
Printing and postage	36,912
Interest expense and fees	1,004,475
Preferred shares service fee	154,816
Miscellaneous	77,914
Total expenses	$5,424,968
Deduct —
Reduction of custodian fee	$574
Total expense reductions	$574

Net expenses	$5,424,394

Net investment income	$21,038,679

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$5,546,757
Net realized gain	$5,546,757
Change in unrealized appreciation (depreciation) —
Investments	$(3,709,038)
Net change in unrealized appreciation (depreciation)	$(3,709,038)

Net realized and unrealized gain	$1,837,719

Distributions to preferred shareholders
From net investment income	$(163,059)

Net increase in net assets from operations	$22,713,339

12	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2015

Statements of Changes in Net Assets

	Year Ended November 30,
Increase (Decrease) in Net Assets	2015	2014
From operations —
Net investment income	$21,038,679	$20,881,621
Net realized gain from investment transactions	5,546,757	13,685,714
Net change in unrealized appreciation (depreciation) from investments	(3,709,038)	43,387,263
Distributions to preferred shareholders —
From net investment income	(163,059)	(129,479)
Net increase in net assets from operations	$22,713,339	$77,825,119
Distributions to common shareholders —
From net investment income	$(21,170,242)	$(21,200,790)
Total distributions to common shareholders	$(21,170,242)	$(21,200,790)
Capital share transactions —
Proceeds from shelf offering, net of offering costs (see Note 6)	$369,167	$3,863,738
Reinvestment of distributions to common shareholders	368,409	290,702
Net increase in net assets from capital share transactions	$737,576	$4,154,440

Net increase in net assets	$2,280,673	$60,778,769

Net Assets Applicable to Common Shares
At beginning of year	$307,073,742	$246,294,973
At end of year	$309,354,415	$307,073,742

Accumulated undistributed (distributions in excess of) net investment income included in net assets applicable to common shares
At end of year	$(153,463)	$401,155

13	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2015

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended November 30, 2015
Net increase in net assets from operations	$22,713,339
Distributions to preferred shareholders	163,059
Net increase in net assets from operations excluding distributions to preferred shareholders	$22,876,398
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(132,243,315)
Investments sold	125,338,783
Net amortization/accretion of premium (discount)	(2,508,017)
Amortization of deferred debt issuance costs	3,997
Increase in interest receivable	(451,248)
Decrease in payable to affiliate for investment adviser fee	(6,002)
Decrease in payable to affiliate for administration fee	(60)
Increase in payable to affiliate for Trustees’ fees	906
Increase in interest expense and fees payable	33,983
Increase in accrued expenses	13,697
Net realized gain from investments	(5,546,757)
Net change in unrealized (appreciation) depreciation from investments	3,709,038
Net cash provided by operating activities	$11,221,403

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(20,801,833)
Cash distributions paid to preferred shareholders	(161,901)
Proceeds from secured borrowings	25,420,000
Repayment of secured borrowings	(8,105,000)
Decrease in due to custodian	(4,605,744)
Proceeds from shelf offering, net of offering costs	369,167
Net cash used in financing activities	$(7,885,311)

Net increase in cash	$3,336,092

Cash at beginning of year	$—

Cash at end of year	$3,336,092

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$368,409
Cash paid for interest and fees	966,495

14	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2015

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended November 30,
	2015	2014	2013	2012	2011
Net asset value — Beginning of year (Common shares)	$12.950	$10.540	$13.360	$10.710	$11.080

Income (Loss) From Operations
Net investment income(1)	$0.886	$0.886	$0.885	$0.905	$0.988
Net realized and unrealized gain (loss)	0.082	2.423	(2.778)	2.715	(0.352)
Distributions to preferred shareholders
From net investment income(1)	(0.007)	(0.005)	(0.009)	(0.013)	(0.016)

Total income (loss) from operations	$0.961	$3.304	$(1.902)	$3.607	$0.620

Less Distributions to Common Shareholders
From net investment income	$(0.892)	$(0.900)	$(0.930)	$(0.957)	$(0.990)

Total distributions to common shareholders	$(0.892)	$(0.900)	$(0.930)	$(0.957)	$(0.990)

Premium from common shares sold through shelf offering (see Note 6)(1)	$0.001	$0.006	$0.012	$—	$—

Net asset value — End of year (Common shares)	$13.020	$12.950	$10.540	$13.360	$10.710

Market value — End of year (Common shares)	$13.390	$13.350	$10.530	$14.310	$12.270

Total Investment Return on Net Asset Value(2)	7.60%	32.67%	(14.69)%	34.28%	5.66%

Total Investment Return on Market Value(2)	7.42%	36.79%	(20.43)%	25.54%	11.96%

15	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2015

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended November 30,
Ratios/Supplemental Data	2015	2014	2013	2012	2011
Net assets applicable to common shares, end of year (000’s omitted)	$309,354	$307,074	$246,295	$304,726	$243,936
Ratios (as a percentage of average daily net assets applicable to common shares):(3)†
Expenses excluding interest and fees(4)	1.43%	1.55%	1.63%	1.68%	1.88%
Interest and fee expense(5)	0.33%	0.30%	0.33%	0.34%	0.39%
Total expenses(4)	1.76%	1.85%	1.96%	2.02%	2.27%
Net investment income	6.84%	7.49%	7.49%	7.44%	9.46%
Portfolio Turnover	21%	36%	42%	25%	15%
Senior Securities:
Total preferred shares outstanding	4,806	4,806	4,806	4,806	4,806
Asset coverage per preferred share(6)	$89,369	$88,894	$76,248	$88,406	$75,757
Involuntary liquidation preference per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000
Approximate market value per preferred share(7)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with residual interest bond transactions (see Note 1H).

(6)	Calculated by subtracting the Trust’s total liabilities (not including the preferred shares) from the Trust’s total assets, and dividing the result by the number of preferred shares outstanding.

(7)	Plus accumulated and unpaid dividends.

†	Ratios based on net assets applicable to common shares plus preferred shares are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders and exclude the effect of custody fee credits, if any.

	Year Ended November 30,
	2015	2014	2013	2012	2011
Expenses excluding interest and fees	1.04%	1.08%	1.13%	1.17%	1.25%
Interest and fee expense	0.23%	0.21%	0.23%	0.24%	0.26%
Total expenses	1.27%	1.29%	1.36%	1.41%	1.51%
Net investment income	4.92%	5.23%	5.18%	5.19%	6.28%

16	See Notes to Financial Statements.

Eaton Vance

Municipal Income Trust

November 30, 2015

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Municipal Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust seeks to provide current income exempt from regular federal income tax.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Institutional MuniFund Term Preferred Shares. Institutional MuniFund Term Preferred Shares are valued in the same manner as debt obligations described above.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividends on Institutional MuniFund Term Preferred Shares are accrued daily based on rates that reset weekly.

C  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

As of November 30, 2015, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

D  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

E  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an

17

Eaton Vance

Municipal Income Trust

November 30, 2015

Notes to Financial Statements — continued

express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

H  Floating Rate Notes Issued in Conjunction with Securities Held — The Trust may invest in residual interest bonds, also referred to as inverse floating rate securities, whereby the Trust may sell a variable or fixed rate bond for cash to a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), while at the same time, buying a residual interest in the assets and cash flows of the SPV. The bond is deposited into the SPV with the same CUSIP number as the bond sold to the broker by the Trust, and which may have been, but is not required to be, the bond purchased from the Trust (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The residual interest bond held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the Bond held by the SPV transferred to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would generally pay the SPV the par amount due on the Floating Rate Notes and exchange the residual interest bond for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trust accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the SPV for redemption at par at each reset date. Accordingly, the fair value of the payable for floating rate notes issued approximates its carrying value. If measured at fair value, the payable for floating rate notes would have been considered as Level 2 in the fair value hierarchy (see Note 7) at November 30, 2015. Interest expense related to the Trust’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. Structuring fees paid to the liquidity provider upon the creation of an SPV have been recorded as debt issuance costs and are being amortized as interest expense to the expected maturity of the related trust. Unamortized structuring fees related to a terminated SPV are recorded as a realized loss on extinguishment of debt. At November 30, 2015, the amounts of the Trust’s Floating Rate Notes outstanding and the related collateral were $152,920,000 and $220,273,595, respectively. The range of interest rates on the Floating Rate Notes outstanding at November 30, 2015 was 0.01% to 0.33%. For the year ended November 30, 2015, the Trust’s average Floating Rate Notes outstanding and the average interest rate including fees and amortization of deferred debt issuance costs were $151,102,986 and 0.66%, respectively.

In certain circumstances, the Trust may enter into shortfall and forbearance agreements with brokers by which the Trust agrees to reimburse the broker for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no shortfalls as of November 30, 2015.

The Trust may also purchase residual interest bonds in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to residual interest bonds purchased in a secondary market transaction are disclosed in the Portfolio of Investments.

The Trust’s investment policies and restrictions expressly permit investments in residual interest bonds. Such bonds typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of residual interest bonds are generally more volatile than that of a fixed rate bond. The Trust’s investment policies do not allow the Trust to borrow money except as permitted by the 1940 Act. Management believes that the Trust’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Trust’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trust’s restrictions apply. Residual interest bonds held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.

On December 10, 2013, five U.S. federal agencies published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”). The Volcker Rule prohibits banking entities from engaging in proprietary trading of certain instruments and limits such entities’ investments in, and relationships with, covered funds (such as SPVs), as defined in the rules. The compliance date for the Volcker Rule for certain covered funds was July 21, 2015 while for other covered funds the compliance date is July 21, 2016. The Volcker Rule precludes banking entities and their affiliates from (i) sponsoring residual interest bond programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing residual interest bond programs. As a result, residual interest bond trusts will need to be restructured or unwound. The effects of the Volcker Rule may make it more difficult for the Trust to maintain current or desired levels of leverage and may cause the Trust to incur additional expenses to maintain its leverage.

As of November 30, 2015, the Trust’s investments in residual interest bonds that were required to be compliant with the Volcker Rule by July 21, 2015 were restructured by the required compliance date. Legal and restructuring fees incurred in connection with the restructuring of residual interest bond trusts are recorded as interest expense.

18

Eaton Vance

Municipal Income Trust

November 30, 2015

Notes to Financial Statements — continued

I  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

2  Auction Preferred Shares

The Trust issued 2,620 Series A and Series B Auction Preferred Shares (APS) on March 1, 1999 in a public offering. The Trust issued 806 Series C APS on May 28, 2009 in connection with the acquisition of Eaton Vance National Municipal Income Trust. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. The maximum applicable rate on the APS is 110% (150% for taxable distributions) of the greater of the 1) “AA” Financial Composite Commercial Paper Rate or 2) Taxable Equivalent of the Short-Term Municipal Obligation Rate on the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS. Series of APS are identical in all respects except for the reset dates of the dividend rates.

The number of APS issued and outstanding as of November 30, 2015 is as follows:

APS Issued and Outstanding

Series A	2,000
Series B	2,000
Series C	806

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at November 30, 2015, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at November 30, 2015	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	0.18%	$67,080	0.13%	0.08–0.23
Series B	0.13	68,348	0.14	0.09–0.24
Series C	0.13	27,631	0.14	0.08–0.24

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rates for each series as of November 30, 2015.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book

19

Eaton Vance

Municipal Income Trust

November 30, 2015

Notes to Financial Statements — continued

and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended November 30, 2015 and November 30, 2014 was as follows:

	Year Ended November 30,
	2015	2014

Distributions declared from:
Tax-exempt income	$20,417,729	$20,710,946
Ordinary income	915,572	619,323

During the year ended November 30, 2015, accumulated net realized loss was decreased by $259,996 and accumulated distributions in excess of net investment income was increased by $259,996 due to differences between book and tax accounting, primarily for premium amortization and accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of November 30, 2015, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed tax-exempt income	$452,309
Capital loss carryforwards	$(46,651,781)
Net unrealized appreciation	$45,795,681
Other temporary differences	$(2,484)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, the timing of recognizing distributions to shareholders, premium amortization, accretion of market discount, defaulted bond interest, residual interest bonds and expenditures on defaulted bonds.

At November 30, 2015, the Trust, for federal income tax purposes, had capital loss carryforwards of $46,651,781 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforwards will expire on November 30, 2016 ($1,310,414), November 30, 2017 ($19,113,316), November 30, 2018 ($195,807) and November 30, 2019 ($26,032,244) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Trust’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused.

During the year ended November 30, 2015, capital loss carryforwards of $5,549,223 were utilized to offset net realized gains by the Trust.

The cost and unrealized appreciation (depreciation) of investments of the Trust at November 30, 2015, as determined on a federal income tax basis, were as follows:

Aggregate cost	$376,250,274

Gross unrealized appreciation	$51,417,670
Gross unrealized depreciation	(5,621,989)

Net unrealized appreciation	$45,795,681

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.610% (0.625% prior to May 1, 2015) of the Trust’s average weekly gross assets and is payable monthly. Pursuant to a fee reduction agreement between the Trust and EVM that commenced on May 1, 2010, the annual adviser fee rate is reduced by 0.015% every May 1

20

Eaton Vance

Municipal Income Trust

November 30, 2015

Notes to Financial Statements — continued

thereafter for the next nineteen years. The fee reduction cannot be terminated or reduced without the approval of a majority vote of the Trustees of the Trust who are not interested persons of EVM or the Trust and by the vote of a majority of shareholders. Average weekly gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust, and the amount of any outstanding APS issued by the Trust. Pursuant to a fee reduction agreement with EVM, average weekly gross assets are calculated by adding to net assets the liquidation value of the Trust’s APS then outstanding and the amount payable by the Trust to floating rate note holders, such adjustment being limited to the value of the APS outstanding prior to any APS redemptions by the Trust. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.20% of the Trust’s average weekly gross assets. For the year ended November 30, 2015, the investment adviser fee and administration fee were $2,920,777 and $947,842, respectively.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended November 30, 2015, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $135,738,787 and $119,582,973, respectively, for the year ended November 30, 2015.

6  Common Shares of Beneficial Interest and Shelf Offering

Common shares issued by the Trust pursuant to its dividend reinvestment plan for the years ended November 30, 2015 and November 30, 2014 were 28,557 and 24,569, respectively.

Pursuant to a registration statement filed with and declared effective on July 2, 2013 by the SEC, the Trust is authorized to issue up to an additional 2,281,789 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share.

During the years ended November 30, 2015 and November 30, 2014, the Trust sold 27,404 and 316,956 common shares, respectively, and received proceeds (net of offering costs) of $369,167 and $3,863,738, respectively, through its shelf offering. The net proceeds in excess of the net asset value of the shares sold were $13,452 and $145,325, respectively. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM, is the distributor of the Trust’s shares and is entitled to receive a sales commission from the Trust of 1.00% of the gross sales price per share, a portion of which is re-allowed to sales agents. The Trust was informed that the sales commissions retained by EVD during the years ended November 30, 2015 and November 30, 2014 were $746 and $7,806, respectively.

On November 11, 2013, the Board of Trustees of the Trust authorized the repurchase by the Trust of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended November 30, 2015 and November 30, 2014.

7  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

21

Eaton Vance

Municipal Income Trust

November 30, 2015

Notes to Financial Statements — continued

At November 30, 2015, the hierarchy of inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Municipal Securities	$—	$555,580,923	$—	$555,580,923
Taxable Municipal Securities	—	15,406,668	—	15,406,668
Corporate Bonds & Notes	—	965,674	—	965,674

Institutional MuniFund Term Preferred Shares	—	3,012,690	—	3,012,690

Total Investments	$—	$574,965,955	$—	$574,965,955

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended November 30, 2015 is not presented.

At November 30, 2015, there were no investments transferred between Level 1 and Level 2 during the year then ended.

8  Subsequent Event

On December 21, 2015, the Trust commenced a tender offer to purchase for cash up to 100% of its outstanding APS at a price per share equal to 94.5% of the APS liquidation preference of $25,000 per share, plus any accrued but unpaid dividends. The Trust’s tender offer is conditional upon the Trust’s issuance of new preferred shares with an aggregate liquidation preference at least equal to the aggregate liquidation preference of the tendered APS and certain other conditions as set forth in the offer documents. The Trust’s tender offer is scheduled to expire on February 3, 2016, but may be extended.

22

Eaton Vance

Municipal Income Trust

November 30, 2015

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Municipal Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Municipal Income Trust (the “Trust”), including the portfolio of investments, as of November 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Municipal Income Trust as of November 30, 2015, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 19, 2016

23

Eaton Vance

Municipal Income Trust

November 30, 2015

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2016 will show the tax status of all distributions paid to your account in calendar year 2015. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding exempt-interest dividends.

Exempt-Interest Dividends.  For the fiscal year ended November 30, 2015, the Trust designates 95.71% of distributions from net investment income as an exempt-interest dividend.

24

Eaton Vance

Municipal Income Trust

November 30, 2015

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

25

Eaton Vance

Municipal Income Trust

November 30, 2015

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                         Date

Shareholder signature                                                         Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Municipal Income Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of November 30, 2015, Trust records indicate that there are 74 registered shareholders and approximately 8,640 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

NYSE Amex symbol

NYSE Amex Stock Exchange symbol is EVN

26

Eaton Vance

Municipal Income Trust

November 30, 2015

Management and Organization

Fund Management.  The Trustees of Eaton Vance Municipal Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary and EVMI is an indirect, wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 174 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class II Trustee	Until 2016. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 174 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class II Trustee	Until 2016. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1987-1997).

Directorships in the Last Five Years.(2) None.

Cynthia E. Frost 1961	Class I Trustee	Until 2018. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (1989-1995); Consultant, Bain and Company (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class I Trustee	Until 2018. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the Bank of America Money Market Funds Series Trust (2011-2014) and of the Ashmore Funds (2010-2014).

Valerie A. Mosley 1960	Class I Trustee	Until 2018. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dynex Capital, Inc. (mortgage REIT) (since 2013).

William H. Park(A) 1947	Vice-Chairperson of the Board and Class III Trustee	Until 2017(3). Trustee since 2003 and Vice-Chairperson since 2016.

Private investor. Formerly, Consultant (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

27

Eaton Vance

Municipal Income Trust

November 30, 2015

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2017. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland(4) 1957	Class I Trustee	Until 2018. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class III Trustee	Until 2017. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni(A) 1943	Chairperson of the Board and Class II Trustee	Until 2016. Trustee since 2005 and Chairperson since 2007.

Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).

Directorships in the Last Five Years.(2) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	Due to a lack of quorum of APS, the Trust was unable to act on election of Mr. Park. Accordingly, Mr. Park will remain in office and continue to serve as Trustee of the Trust.

28

Eaton Vance

Municipal Income Trust

November 30, 2015

Management and Organization — continued

(4)	Ms. Sutherland began serving as a Trustee effective May 1, 2015.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

(A)	APS Trustee.

29

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program. The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

151 11.30.15

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended November 30, 2014 and November 30, 2015 by the Fund’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	11/30/14	11/30/15
Audit Fees	$76,830	$78,480
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$15,850	$15,811
All Other Fees(3)	$0	$0

Total	$92,680	$94,291

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s auction preferred shares.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended November 30, 2014 and November 30, 2015; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	11/30/14	11/30/15
Registrant	$15,850	$15,811
Eaton Vance(1)	$99,750	$53,934

(1)	Eaton Vance Management, a subsidiary of Eaton Vance Corp., acts as the registrant’s investment adviser and administrator.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Cynthia E. Frost and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser to the Fund. Cynthia J. Clemson is responsible for the overall and day-to-day management of the Fund’s investments. Ms. Clemson is a Vice President of EVM, has been a portfolio manager of the Fund since July 2015 and is Co-Director of the Municipal Investments Group. She has managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing of this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Registered Investment Companies	13	$4,632.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Fund shares beneficially owned by the portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Cynthia J. Clemson	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipal Income Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	January 14, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	January 14, 2016

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	January 14, 2016